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                                                                   EXHIBIT 10.3

                            TAX ALLOCATION AGREEMENT


         THIS AGREEMENT ("Agreement") is entered into effective as of the Deconsolidation Date among Enron Corp., formerly a Delaware corporation and currently an Oregon corporation ("Enron"), Enron Oil & Gas Company, a Delaware corporation ("EOG"), and those subsidiaries of EOG (the "EOG Subsidiaries") listed on the signature pages of this Agreement as additional parties to this Agreement. (Enron, EOG and the EOG Subsidiaries are referred to collectively as the "Parties" and separately as a "Party").

         Enron, EOG, and certain of the EOG Subsidiaries entered into that certain First Amended and Restated Tax Allocation Agreement (the "Base Agreement") on the 9th day of August, 1991. Enron, EOG, and certain of the EOG Subsidiaries entered into that certain Modification "A" to the First Amended and Restated Tax Allocation Agreement ("Modification A") on February 6, 1992. Enron, EOG, and the EOG Subsidiaries entered into that certain 1995 Tax Allocation Agreement (the "1995 Agreement") on December 11, 1995. Each of the Base Agreement, Modification A, and the 1995 Agreement provided for the apportionment and allocation of federal income and other tax liabilities among the Parties.

         On the Deconsolidation Date, Enron sold a number of shares of EOG common stock which reduced Enron's ownership of EOG below that required to include EOG in the Consolidated Return of the Enron Group for periods following the Deconsolidation Date.

         Enron, EOG, and the EOG Subsidiaries now desire to terminate the 1995 Agreement and to restate their respective rights, obligations and intentions as to tax matters for the Post-Deconsolidation Date Period.

         Accordingly, the Parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         As used in this Agreement, the following terms have the following meanings:

         "Actual Tax Liability" is defined in Section 3.3.

         "Actual Tax Savings" is defined in Section 3.3.

         "Base Agreement" is defined in the preamble to this Agreement.



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         "Change Date" is defined in Section 3.3.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Consolidated Alternative Minimum Tax Liability" means the consolidated alternative minimum tax liability computed in accordance with sections 55, 1502 and 1503 of the Code and shown on a Consolidated Return.

         "Consolidated Group" means an "affiliated group" of corporations of which one corporation is the "common parent" corporation, as such terms are defined in section 1504(a)(1) of the Code.

         "Consolidated Minimum Tax Credits" means the consolidated minimum tax credits computed in accordance with sections 53, 1502 and 1503 of the Code and shown on a Consolidated Return.

         "Consolidated Return" means the consolidated federal income tax return of a Consolidated Group for a taxable year.

         "Consolidated Tax Liability" means the consolidated federal income tax liability determined in accordance with Treasury Regulation ss. 1.1502-2 and shown on a Consolidated Return, taking into account all credits to which the Consolidated Group is entitled under the Code, but without regard to any Consolidated Alternative Minimum Tax Liability or any Consolidated Minimum Tax Credits.

         "Deconsolidation Date" means the last day on which EOG was includible as a member of the Enron Group, which the Parties believe to be December 13, 1995.

         "Enron" is defined in the preamble to this Agreement.

         "Enron Entity" for any taxable year means any corporation or other entity which is required to be included in the Consolidated Return of the Enron Group or in a Unitary Tax Return filed by Enron, other than an EOG Entity.

         "Enron Group" means the Consolidated Group of which Enron is the common parent corporation.

         "EOG" is defined in the preamble to this Agreement.

         "EOG Entity" for any taxable year means any of EOG, the EOG Subsidiaries, and any other corporation or other entity 50 percent or more of the outstanding equity interests (by


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voting power or value) in which is owned directly or indirectly by any one or more other EOG Entities.

         "EOG Group" means the Consolidated Group of which EOG is the common parent corporation.

         "EOG 1995 Adjustment" is defined in Section 5.2.

         "EOG 1995 Unsevered Adjustment" is defined in Section 5.2.

         "EOG Subsidiaries" is defined in the preamble to this Agreement.

         "EOG Unitary Loss" is defined in Section 2.2.

         "Fuel Contracts" is defined in Section 2.1.

         "Hypothetical Tax Liability" is defined in Section 3.3.

         "Interest Rate" means eight percent (8%) per annum or, if lower, the maximum rate of interest permitted by applicable law.

         "Loss Contracts" means the Fuel Contracts listed in Schedule A to this Agreement.

         "Loss Contracts Tax Basis" is defined in Section 3.3.

         "Modification A" is defined in the preamble to this Agreement.

         "Net Swap Gain" is defined in Section 2.1

         "1995 Agreement" is defined in the preamble to this Agreement.

         "1995 Swap Transactions" is defined in Section 2.1.

         "Party" and "Parties" are defined in the preamble to this Agreement.

         "Permanent Difference" is defined in Section 5.2.

         "Pre-Deconsolidation Date Period" means those taxable years ending on or before December 31, 1994, plus the taxable period beginning January 1, 1995 and ending on and including the Deconsolidation Date.


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         "Post-Deconsolidation Date Period" means that period following the
Deconsolidation Date.

         "Recognized Loss Allowance Year" is defined in Section 3.3.

         "Recognized Loss Allowed Portion" is defined in Section 3.3.

         "Recognized Loss Amortization Amount" is defined in Section 3.3.

         "Section 29 Credits" means the credits provided by section 29 of the Code, prior to application of the limitation of section 29(b)(6) of the Code.

         "Swap Contracts" is defined in Section 2.1.

         "Swap Contracts Tax Basis" means EOG's federal income tax basis in the Swap Contracts resulting from the 1995 Swap Transactions.

         "Tax" or "Taxes" means any tax imposed by any federal, state, local, or foreign taxing authority, including, without limitation, income tax, add-on or alternative minimum tax, ad valorem tax, environmental tax, excise tax, franchise tax, gains tax, gross income tax, gross receipts tax, occupation tax, payroll tax, profits tax, severance tax, value added tax, windfall profit tax, withholding tax, and any other tax or like assessment, together with any interest, penalties, additions to tax or additional amounts imposed in connection with such tax.

         "Tax Item" means any item of income, gain, loss, deduction or credit, or other item, relevant to the determination of any Tax.

         "Tax Opinion" is defined in Section 5.2.

         "Timing Difference" is defined in Section 5.2.

         "Unitary Tax" means a state income tax which reflects the combined and/or consolidated tax reporting (either on a domestic or worldwide basis) of a corporation and its affiliates and which is imposed by that state either (i) on its apportioned and/or allocable share of the net income of a taxpayer and its United States affiliates that are engaged in a unitary business, part of which is conducted in the state or (ii) on its apportioned and/or allocable share of the net income of a taxpayer and its affiliates, both domestic and foreign, that are engaged in a unitary business. A "unitary business" is a group of affiliated corporations that (i) exhibits common ownership, centralized management, functional integration, and/or economies of scale, or
(ii) is doing business in the state and included in a Consolidated Return.


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         "Unitary Tax Liability" means the liability for a Unitary Tax.

         "Unitary Tax Return" means a state income tax return with respect to a Unitary Tax.

                                   ARTICLE II
                                  TAX RETURNS

         2.1 AMENDED TAX RETURNS FOR 1995. Within 30 days following the execution of this Agreement, Enron shall file an amended Consolidated Return for the Enron Group for 1995, and as soon as practicable thereafter but in any event within the time limits prescribed by applicable law, Enron shall file (where applicable) amended Unitary Tax Returns for 1995, in each case to reflect therein the recognition by EOG of gain (net of loss where determined by Enron to be allowable by the relevant state taxing jurisdiction) on the transfer of certain natural gas fuel supply contracts and natural gas fuel purchase contracts and its position in a natural-gas-based notional principal contract (collectively, the "Fuel Contracts") in exchange for two notional principal contracts (the "Swap Contracts") with Enron Capital & Trade Resources Corp. on March 31, 1995 (the "1995 Swap Transactions"). The Parties agree that the amount of the gain from the 1995 Swap Transactions net of the amortization of the Swap Contracts Tax Basis in the Pre-Deconsolidation Date Period is $143,179,195 (the "Net Swap Gain") and that the amended tax returns will reflect such amount except to the extent that the relevant state taxing jurisdiction allows the Net Swap Gain to be offset by any loss from the 1995 Swap Transactions. Enron shall pay the additional Taxes attributable to the Net Swap Gain so reflected in such amended tax returns.


         2.2   UNITARY TAX RETURNS.

               (a) Enron shall continue to file any Unitary Tax Return which includes or reflects the operations of both Enron Entities and EOG Entities, and shall allocate the Unitary Tax Liability owed pursuant to such Unitary Tax Returns as provided in Section 2.2(b) or 2.2(c).

               (b) With respect to any Unitary Tax Return which includes or reflects the operations of any of the EOG Entities for any taxable year ending on or before December 31, 1996, the Unitary Tax Liability for the period covered by such Unitary Tax Return shall be allocated between Enron and EOG in a manner consistent with the methodology followed for the Pre-Deconsolidation Date Period. No Unitary Tax Liability shall be allocated to EOG by Enron for 1995 except (x) with respect to the Net Swap Gain reflected in the amended returns as provided in Sections 2.1 and 3.1(iii) of this Agreement and (y) with respect to any


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change to the Unitary Tax Liability for 1995 by reason of the filing of any other amended return or an audit of any tax return.

               (c) With respect to any Unitary Tax Return which includes or reflects the operations of any of the EOG Entities for any taxable year ending after December 31, 1996, the Unitary Tax Liability for the period covered by such Unitary Tax Return shall be allocated to EOG to the extent of the amount of Unitary Tax which would be due with respect to such period if such Unitary Tax Return included only those EOG Entities, and the balance of such Unitary Tax Liability shall be allocated to Enron. If any such Unitary Tax Return would show a loss for the taxable year if it included only the EOG Entities (an "EOG Unitary Loss"), Enron shall compensate EOG for such EOG Unitary Loss, when and to the extent that such EOG Unitary Loss actually is utilized and results in a reduction in the amount of Unitary Tax Liability of one or more Enron Entities, by the payment to EOG of an amount equal to the product of the EOG Unitary Loss so utilized and the effective rate of Unitary Tax applicable to the EOG Entities (as determined by Enron and EOG) for the taxable year in which such EOG Unitary Loss is so utilized. In the event of any adjustment to an EOG Tax Item or an EOG Unitary Loss (or its utilization) by reason of the filing of an amended return or the audit of a tax return, the amount of any payment due from Enron to EOG with respect to an EOG Unitary Loss shall be recomputed, and a payment shall be made between Enron and EOG to reflect such adjustment.

               (d) Schedules allocating the Unitary Tax Liability between the Enron Entities and the EOG Entities, respectively, shall be prepared by Enron and provided to EOG for its review by December 1 of the year in which the Unitary Tax Return is filed. EOG shall pay to Enron the amount of Unitary Tax Liability so allocated to the EOG Entities by December 31 of such year; any amount not so paid shall bear interest at the Interest Rate until paid. If EOG does not approve such schedules, EOG and Enron shall resolve their differences on a mutually agreeable basis; if Enron and EOG agree on an allocation of Unitary Tax Liability to the EOG Entities that is less than the amount previously paid by EOG to Enron therefor, Enron shall refund such excess to EOG together with interest at the Interest Rate. In the event a Unitary Tax Return is amended or audited, schedules reallocating the Unitary Tax Liability between the Enron Entities and the EOG Entities, respectively, shall be prepared by Enron and provided to EOG for its review. EOG shall pay to Enron any increase in the amount of Unitary Tax Liability so allocated to the EOG Entities, or Enron shall pay to EOG any decrease in the amount of Unitary Tax Liability so allocated to the EOG Entities, within 30 days after Enron delivers such schedules to EOG; any amount not so paid shall bear interest at the Interest Rate until paid. If EOG does not approve such schedules, EOG and Enron shall resolve their differences on a mutually agreeable basis; if Enron and EOG agree on a reallocation of Unitary Tax Liability to the EOG Entities that is less than the amount previously paid by EOG to Enron therefor, Enron shall refund such excess to EOG together with interest at the Interest Rate.


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                                  ARTICLE III
                            PAYMENTS BETWEEN PARTIES

         3.1 PAYMENTS BETWEEN ENRON AND EOG. Upon the execution of this Agreement, Enron shall be obligated to pay to EOG, and EOG shall be obligated to pay to Enron, the following amounts on the following dates:

                  (i) Enron shall pay to EOG $13,000,000 on the date of execution of this Agreement plus interest thereon at the Interest Rate for the period from December 18, 1995 to the date of execution of this Agreement.

                  (ii) EOG shall pay to Enron $50,112,718 in six annual installments of $8,352,119.66 each (except for the last installment which shall be in the amount of $8,352,119.70) as of January 1 of the years 1996 through 2001. The first three such installments shall be paid on the date of execution of this Agreement, and the remaining three installments shall be paid on January 1, 1999, January 1, 2000 and January 1, 2001, respectively.

                  (iii) EOG shall pay to Enron the amount of Unitary Tax Liability attributable to the Net Swap Gain reflected in the amended Unitary Tax Returns filed pursuant to Section 2.1 of this Agreement, within 5 days after delivery by Enron to EOG of a schedule of such Unitary Tax Liability.

Any amount not paid on the date specified for such amount shall bear interest at the Interest Rate until paid.

         3.2 PAYMENTS FOR USE OF CREDITS. As of the date of this Agreement, no Consolidated Minimum Tax Credits have been allocated to EOG or any EOG Entity by Enron based on Consolidated Returns of the Enron Group for the Pre-Deconsolidation Date Period. In the event Consolidated Minimum Tax Credits are allocated to EOG or any EOG Entity for any taxable year or period in the Pre-Deconsolidation Date Period, EOG shall make a good faith effort to utilize such Consolidated Minimum Tax Credits, and shall be obligated to reimburse
Enron for the amount of such Consolidated Minimum Tax Credits so allocated to EOG upon the occurrence of the earlier of the following two events:

                  (i) the date on which EOG files its federal income tax return for a taxable year in the Post-Deconsolidation Date Period in which EOG or any EOG Entity utilizes any such Consolidated Minimum Tax Credits; or



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                  (ii) the date on which the Tax liability of EOG or any EOG
         Entity is reduced by such Consolidated Minimum Tax Credits (if not on an original return) by reason of the receipt of a refund of Tax or the reduction in a payment of Tax otherwise required to be made by EOG or an EOG Entity.

Any minimum tax credits generated by EOG in the Post-Deconsolidation Date Period shall be disregarded in making determinations pursuant to this Section
3.2. Payments by EOG to reimburse Enron shall be made for each taxable year in the Post-Deconsolidation Date Period upon the occurrence of either of the above events until the Consolidated Minimum Tax Credits allocated to EOG are used in their entirety. In the event the amount of the Consolidated Minimum Tax Credits allocated to EOG is adjusted, resulting in a reduction of Consolidated Minimum Tax Credits previously utilized by EOG, and a payment has been made by EOG to Enron pursuant to this Section 3.2, Enron shall be obligated to pay EOG for any assessment of Taxes made against it by the Internal Revenue Service attributable to such adjustment. Any such payment by Enron shall be made to EOG on the day EOG pays the Internal Revenue Service the amount of such assessment.

         3.3   PAYMENT FOR THE RECOGNITION OF LOSS ON 1995 SWAP TRANSACTIONS.

               (a) In the event Enron's stock ownership in EOG is reduced on any date after the execution of this Agreement (the "Change Date") such that Enron and EOG are no longer members of the same controlled group (within the meaning of section 267(b)(3) and (f) of the Code), Enron and EOG shall determine EOG's federal income tax basis in the Loss Contracts as of the Change Date (the "Loss Contracts Tax Basis"). If any portion of the Loss Contracts Tax Basis is allowed as an item of deduction or amortization to the Enron Group (a "Recognized Loss Allowed Portion") for any taxable year in the Post-Deconsolidation Date Period (a "Recognized Loss Allowance Year"), Enron shall be obligated to pay to EOG with respect to each of the six taxable years commencing with such Recognized Loss Allowance Year the greater of (x) the Actual Tax Savings (as determined in Section 3.3(a)(i)) or (y) the Recognized Loss Amortization Amount (as determined in Section 3.3(a)(ii)). Each such payment shall be made by Enron to EOG within 30 days after the filing of the Consolidated Return of the Enron Group for the respective taxable year. In the event of any adjustment that reduces the amount Enron is obligated to pay to EOG under this Section 3.3, EOG shall repay to Enron an amount equal to such reduction upon written notice from Enron of such adjustment.

                  (i) The "Actual Tax Savings" means the amount by which the Hypothetical Tax Liability exceeds the Actual Tax Liability for any taxable year. For this purpose, the "Actual Tax Liability" means the Consolidated Tax Liability of the Enron Group for the taxable year, and the "Hypothetical Tax Liability" means the amount that would be the Actual Tax Liability for such


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         taxable year if the Recognized Loss Allowed Portion were not taken into account.

                  (ii) The "Recognized Loss Amortization Amount" means an amount determined by (x) multiplying the Recognized Loss Allowed Portion by the maximum rate of tax imposed on corporations under section 11 of the Code for the year in which the Recognized Loss Allowed Portion is allowed as an item of deduction or amortization to the Enron Group and (y) dividing the result by six.

               (b) Notwithstanding the preceding provisions of this Section 3.3, in no event shall the aggregate payments made by Enron to EOG under
Section 3.3(a) with respect to any Recognized Loss Allowed Portion exceed an amount determined by multiplying such Recognized Loss Allowed Portion by the maximum rate of tax imposed on corporations under section 11 of the Code for the year in which such Recognized Loss Allowed Portion is allowed as an item of deduction or amortization to the Enron Group.

               (c) Any Recognized Loss Allowed Portion shall be treated as an EOG Unitary Loss for purposes of Section 2.2(c) of this Agreement.

         3.4 PAYMENTS FOR SECTION 29 CREDITS. Enron shall pay to EOG on the date of the execution of this Agreement the net amount of $669,184 related to the net underreporting of Section 29 Credits for the taxable years 1992 through 1994 (which is comprised of $956,346 related to underreporting, and $ 287,162 related to overreporting, of Section 29 Credits for such years), together with interest at the Interest Rate computed from the 15th day of the third month following the end of the taxable year to which the respective Section 29 Credits relate.

         3.5 PAYMENTS WITH RESPECT TO CAPITAL LOSS CARRYBACKS. If for any taxable year in the Post-Deconsolidation Date Period EOG or an EOG Entity has a "net capital loss" that is a "capital loss carryback" to a "prior taxable year" in the Pre-Deconsolidation Date Period in which there is "capital gain net income" (as such terms are defined in section 1212(a) of the Code), the following payments shall be made between Enron and EOG upon the allowance of such capital loss carryback as a deduction against the capital gain net income for such prior taxable year:

                  (i) Enron shall pay to EOG an amount determined by multiplying the capital loss carryback of EOG or such EOG Entity that actually is allowed as a deduction to the Enron Group for the prior taxable year by the statutory rate of federal income tax imposed on the net capital gain of a corporation for such prior taxable year.


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                  (ii) EOG shall pay to Enron an amount equal to 100% of the
         Section 29 Credits shown on the Consolidated Return of the Enron Group for the prior taxable year that are disallowed for the prior taxable year because of the carryback of the net capital loss of EOG or such EOG Entity to the prior taxable year, together with interest on such amount at the Interest Rate from the 15th day of the third month following the end of the prior taxable year until paid.


                                   ARTICLE IV
                           INDEMNIFICATION FOR TAXES

         4.1 EOG TAXES. EOG and the EOG Subsidiaries, jointly and severally, shall be responsible for, and shall indemnify and hold Enron and each Enron Entity harmless from, (x) all Taxes imposed on, incurred by, or measured by the income, operations, assets or capital of, EOG or any EOG Entity and (y) all Taxes imposed on or incurred by Enron or any Enron Entity which are allocated to EOG or any EOG Entity by Enron in accordance with the allocation methodology set forth in the Base Agreement, Modification A, or this Agreement, including specifically, but without limitation, any Taxes attributable to the 1995 Swap Transactions or the amended returns filed pursuant to Section 2.1 of this Agreement in excess of those paid by Enron pursuant to Section 2.1 of this Agreement. EOG, in turn, shall be entitled to receive all refunds of such Taxes, if any (including any refund of Taxes attributable to the 1995 Net Swap Transactions paid by Enron pursuant to Section 2.1 of this Agreement), from either the applicable taxing authorities or Enron (in the event such refunds have been made directly to Enron).

         4.2 ENRON TAXES. Enron shall be responsible for, and shall indemnify and hold EOG and the EOG Subsidiaries harmless from, (x) all Taxes imposed on, incurred by, or measured by the income, operations, assets or capital of, Enron or any Enron Entity and (y) all Taxes imposed on or incurred by EOG or any EOG Entity which are allocated to Enron or any Enron Entity by Enron in accordance with the allocation methodology set forth in the Base Agreement, Modification A, or this Agreement. Enron, in turn, shall be entitled to receive all refunds of such Taxes, if any, from either the applicable taxing authorities or EOG (in the event such refunds have been made directly to EOG).

         4.3 PAYMENTS. Any payment by a Party to indemnify another Party pursuant to this Article IV shall be made within 5 days after demand therefor by the indemnified Party.



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                                   ARTICLE V
                        AUDITS AND OTHER TAX PROCEEDINGS

         5.1   GENERAL COOPERATION AND EXCHANGE OF INFORMATION.

               (a) Enron, on the one hand, and EOG and the EOG Subsidiaries, on the other hand, shall provide or cause to be provided to the other Party copies of all correspondence received from any taxing authority in connection with the liability of the Parties for Taxes for the Pre-Deconsolidation Date Period. Enron, on the one hand, and EOG and the EOG Subsidiaries, on the other hand, shall also provide the other Party with access to or copies of any materials requested by such Party which would be of assistance in resolving any tax matters for the Pre-Deconsolidation Date Period. Further, the Parties will provide each other with such cooperation and information as they may reasonably request of each other in preparing or filing any return, amended return, or claim for refund, in determining liability or right of refund, or in conducting any audit or other proceeding in respect of Taxes imposed on the Parties or their respective affiliates.

               (b) Enron, on the one hand, and EOG and the EOG Subsidiaries, on the other hand, and their affiliates, will preserve and retain all returns, schedules, workpapers, and all material records and other documents relating to any such returns, claims, audits, or other proceedings until the expiration of the statutory period of limitations (including extensions) of the taxable periods to which such documents relate and until the final determination of any payments which may be required with respect to such periods under this Agreement, and shall make such documents available at the then-current corporate headquarters of such Party to the other Party or any affiliate thereof, and their respective officers, employees, and agents, upon reasonable notice and at reasonable times, it being understood that such representatives shall be entitled to make copies of any such books and records relating to Enron or EOG and the EOG Subsidiaries as they shall deem necessary.

               (c) Enron, on the one hand, and EOG and the EOG Subsidiaries, on the other hand, further agree to permit representatives of the other Party or any affiliate thereof to meet with employees of such Party on a mutually convenient basis in order to enable such representatives to obtain additional information and explanations of any documents provided pursuant to this Section
5.1. Enron, on the one hand, and EOG and the EOG Subsidiaries, on the other hand, shall make available to the representatives of the other Party or any affiliate thereof sufficient work space and facilities to perform the activities described in this Section 5.1. Any information obtained pursuant to this Section 5.1 shall be kept confidential, except as may otherwise be necessary in connection with the filing of returns or claims for refund or in conducting any audit or other proceeding. Each Party shall provide the cooperation and information required by this Section 5.1 at its own expense.



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         5.2   AUDITS.

               (a) In the event of an audit by the Internal Revenue Service or any state, local or foreign taxing authority of a tax return filed by Enron for any taxable period or portion thereof in the Pre-Deconsolidation Date Period, or of any Unitary Tax Return or other tax return for any period that includes both an Enron Entity and an EOG Entity, Enron shall give EOG timely and reasonable notice of audit proceedings, and EOG and the EOG Subsidiaries shall provide all necessary information and other assistance reasonably requested by Enron with respect to issues concerning the activities of EOG and the EOG Subsidiaries. All communications with the applicable taxing authority concerning such audit shall be made or controlled by Enron. Enron shall use all reasonable efforts to refute any unfavorable adjustments to EOG and the EOG Entities, but Enron shall have full, exclusive and final control over all such audit proceedings, except to the extent provided in Section 5.2(b).

               (b) In the event that the Internal Revenue Service proposes an adjustment to any Tax Item of EOG or any of the EOG Subsidiaries for that portion of the 1995 taxable year ending on the Deconsolidation Date with respect to which EOG has obtained and delivered to Enron a written opinion satisfactory in form and substance to Enron of nationally recognized tax counsel satisfactory to Enron (the "Tax Opinion") to the effect that it is at least more likely than not that the tax treatment of such Tax Item (as reported on the 1995 Consolidated Return of the Enron Group) will be upheld (an adjustment which meets the foregoing Tax Opinion requirement is referred to as an "EOG 1995 Adjustment"), EOG shall be permitted (at EOG's sole expense) to control the audit proceedings and pursue any available administrative and judicial remedies with respect to such EOG 1995 Adjustment, but only if such EOG 1995 Adjustment can be separated from the audit and final determination of all other adjustments proposed with respect to other Tax Items in the 1995 Consolidated Return of the Enron Group in a manner that would permit Enron to control the settlement or contest of all such other Tax Items separate and apart from the settlement or contest of the Tax Item related to such EOG 1995 Adjustment. Any EOG 1995 Adjustment which cannot be so separated from all other adjustments (an "EOG 1995 Unsevered Adjustment") shall be subject to the control of Enron as provided in Section 5.2(a). However, each of the EOG 1995 Unsevered Adjustments shall be categorized as either a Timing Difference or a Permanent Difference. For this purpose, a "Timing Difference" is an EOG 1995 Unsevered Adjustment which, as finally determined, results in an increase in an item of income or gain or decrease in an item of loss, deduction or credit for 1995 but will reverse by resulting in a decrease in an item of income or gain or an increase in an item of loss, deduction or credit for any subsequent year or years, and a "Permanent Difference" is any EOG 1995 Unsevered Adjustment, as finally determined, other than a Timing Difference. The Timing Differences (in the aggregate) and each Permanent Difference shall be subject to whichever of the following is applicable:


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



                  (i) If the aggregate of all Timing Differences increases the federal income tax liability of EOG and the EOG Entities for that portion of the 1995 taxable year ending on the Deconsolidation Date by at least $1,750,000, Enron shall pay to EOG interest, at the Interest Rate, for each 12- month period commencing March 15, 1996 until March 15 following the taxable year in which all Timing Differences have fully reversed, on an amount equal to 35% (or 100% in the case of those Timing Differences which result from a decrease in an item of tax credit for 1995) of the excess of (x) the aggregate of all Timing Differences over (y) the amount of all Timing Differences which have reversed by the end of the taxable year preceding the end of the respective 12-month period.

                  (ii) If the aggregate of all Timing Differences increases the federal income tax liability of EOG and the EOG Entities for that portion of the 1995 taxable year ending on the Deconsolidation Date by less than $1,750,000, Enron shall not be obligated to pay any amount to EOG with respect to Timing Differences.

                  (iii) In the case of each Permanent Difference, the method for dealing with the settlement or contest of such Permanent Difference shall be determined by the tax personnel of Enron and EOG as part of their general cooperation and exchange of information contemplated by Section 5.1 of this Agreement. If the tax personnel are unable to resolve such matter, the matter shall be referred to senior management of Enron and EOG for resolution. If senior management are also unable to resolve such matter, Enron shall be obligated to pay to EOG (x) an amount determined by multiplying 35% of the amount of such Permanent Difference as finally determined (or 100% if such Permanent Difference resulted from a decrease in an item of tax credit for 1995) by 50% if the Tax Opinion concluded that the Tax Item related to such Permanent Difference was more likely than not to be upheld or by such other higher percentage expressed in the Tax Opinion as to the likelihood that such Tax Item would be upheld, plus
         (y) interest on such amount, at the Interest Rate, from March 15, 1996 until such amount is paid.

         5.3 ACTIONS BY EOG AND ENRON. In no event shall EOG or any EOG Subsidiary file any tax return or amended tax return, claim any refund, or make any tax election with respect to or which could in any way affect or be inconsistent with (x) any tax return filed for any taxable period or portion thereof in the Pre-Deconsolidation Date Period or (y) any Unitary Tax Return for any period that includes both an Enron Entity and an EOG Entity, without first obtaining the written permission of Enron. In no event shall Enron file any amended tax return, claim any refund, or make any tax election affecting or with respect to the Pre-Deconsolidation Date Period that would have a material adverse effect on EOG's financial condition or results of operation without first obtaining the written permission of EOG. Upon written request from EOG, Enron shall take all reasonable measures to timely obtain any refund of Tax due EOG or any EOG Entity.

         5.4 EOG TAX RETURNS. For any taxable period at any time during which one or more members of the Enron Group own at least 50 percent (by voting power or value) of the outstanding stock of EOG, EOG shall furnish to Enron a copy of each Consolidated Return of the EOG Group, and any other tax return of any EOG Entity requested by Enron, which is proposed to be filed by or with respect to the EOG Group or an EOG Entity for such taxable period at least 15 days prior to the proposed filing of such tax return with the applicable taxing authority. With respect to any Consolidated Return filed with respect to the EOG Group for a taxable period in the Post-Deconsolidation Date Period, EOG shall elect pursuant to section 172(b)(3) of the Code to relinquish the carryback period with respect to any net operating loss to the extent such loss otherwise could be carried back to a taxable period in the Pre-Deconsolidation Date Period.

                                   ARTICLE VI
                                OTHER PROVISIONS

         6.1 EFFECT OF THIS AGREEMENT. The obligations of the Parties set forth in this Agreement shall be unconditional and absolute, and shall remain in effect without limitation as to time. All other tax sharing or allocation agreements between Enron, on the one hand, and EOG and the EOG Subsidiaries, on the other hand, including the Base Agreement and Modification A, shall terminate effective with respect to taxable periods beginning after the Deconsolidation Date, except that those provisions of the Base Agreement and Modification A regarding the allocation of Unitary Tax Liability shall remain in effect for the 1995 and 1996 taxable years except to the extent inconsistent with the provisions of this Agreement.

         6.2 TERMINATION OF 1995 AGREEMENT. Upon the execution of this Agreement, the 1995 Agreement shall terminate and be of no force or effect whatsoever.

         6.3 CONFLICT. Because the terms of this Agreement generally supersede the terms of the Base Agreement and Modification A, the Parties agree that if there is any conflict or ambiguity between this Agreement and the Base Agreement or Modification A, the terms of this Agreement shall control. Notwithstanding the preceding sentence, if there is any conflict or ambiguity between sections 2, 3 and 4 of Modification A and this Agreement, sections 2, 3 and 4 of Modification A shall control.

         6.4 ASSIGNABILITY. The rights and obligations of the Parties under this Agreement may not be assigned by any Party without the prior written consent of the other Parties to this Agreement.

         6.5. MODE OF PAYMENT. Any payment to be made by a Party to another Party pursuant to this Agreement shall be made by wire transfer to the account of the payee-Party specified in a notice to the payor-Party.

         6.6. NOTICES. All notices or demands pursuant to this Agreement shall be in writing and shall be delivered in person, by confirmed facsimile or by registered or certified mail to the chief financial officer (or the chief accounting and information officer in the case of Enron) of the Party to whom notice or demand is given at the then-current corporate headquarters of such Party, or to such other officer or address as a Party may have previously furnished to the other Parties in the manner provided herein for giving notice. Any notice or demand shall be deemed to have been received as of the date so delivered in person or by confirmed facsimile or, if mailed, three days after the date so mailed.

         6.7 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas.

         IN WITNESS WHEREOF, the Parties hereto have caused their names to be subscribed and this Agreement to be executed by their respective authorized officers, on the dates indicated, effective as of the date stated above.


                                       ENRON CORP.


Date: 2-17-98                          By: /s/ Richard A. Causey
     -----------                          -------------------------------------
                                          Richard A. Causey
                                          Sr. Vice President & Chief
                                          Accounting & Information Officer

                                       ENRON OIL & GAS COMPANY


Date:    2-10-98                       By: /s/ W. C. Wilson
     ---------------                      -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       ENRON OIL & GAS MARKETING, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     ---------------                      -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOG - CANADA, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     ---------------                      -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       ENRON OIL & GAS INTERNATIONAL, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     ---------------                      -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - TRINIDAD, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     ---------------                      -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - AUSTRALIA, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - FRANCE, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - QATAR, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - UZBEKISTAN, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - KUWAIT, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       ENRON OIL & GAS - CARTHAGE, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       ERSO, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       ENRON OIL & GAS PROPERTY
                                       MANAGEMENT, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       NILO OPERATING COMPANY


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - TRINIDAD U(a) BLOCK, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - ALGERIA, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - KHAZAKSTAN, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - INDIA, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                       EOGI - CHINA, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer


                                       EOGI - UNITED KINGDOM, INC.


Date:    2-10-98                       By: /s/ W. C. Wilson
     -----------                          -------------------------------------
                                           Walter C. Wilson
                                           Senior Vice President &
                                           Chief Financial Officer

                                   SCHEDULE A

                                 LOSS CONTRACTS

1. Gas Sales Contract dated September 2, 1987 between Enron Oil & Gas Company ("Seller") and Cogenron, Inc. ("Buyer"), as amended.

2. Gas Sales Contract dated October 5, 1987 between Enron Oil & Gas Company ("Buyer") and Panhandle Gas Company ("Seller"), as amended.

3. Swap Agreement effective November 1, 1990 between Enron Oil & Gas Company and Banque Paribas, as amended.